--------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------



   [graphic omitted]
  NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------



New England Star Advisers Fund


                                [graphic omitted]
June 30, 1997

                                                                     August 1997
--------------------------------------------------------------------------------

[Photo of Henry Schmelzer]


Dear New England Funds Shareholder,

Spurred by bright economic prospects, the broader U.S. stock market continued its record run during the first half of the year, experiencing only short-lived setbacks along the way. These fresh gains come on top of significant increases in 1995 and 1996, leaving many investors wary of what might come next. Bond markets, meanwhile, contended with some volatility in interest rates, but have been relatively stable this year.

Building a portfolio for variable markets
Investors should not abandon well-conceived financial programs for fear of a down market. Whether today's market levels are excessive -- only hindsight will tell. So you should remain patient and realistic, alert to the possibility of periodic market declines. Consultation with your financial representative should be a regular part of your planning. Your representative can help you take prudent steps to adjust your portfolio, whatever the next trend may bring.

Strategic initiatives deliver shareholder benefits
Four years ago New England Funds embarked on a new strategic direction. Expressed in our corporate slogan Where The Best Minds Meet(R), this new thrust has meant improved performance for many of our funds, award-winning service and a host of behind-the-scenes enhancements designed to help our shareholders and their financial representatives.

Our sights, like yours, are focused on the long term. At the same time, we work to enhance service every day. We also keep a disciplined eye on the performance that each fund manager achieves. Through these persistent efforts we're convinced we'll merit your continued commitment and loyalty. Thank you for your confidence in New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer, President

--------------------------------------------------------------------------------
                          NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [Logo]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet.


                                       INVESTMENT RESULTS THROUGH JUNE 30, 1997
--------------------------------------------------------------------------------

                        Putting Performance into Perspective

                        The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                                                   See next page

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------


                           AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDED 6/30/97

CLASS A (Inception 7/7/94)           YTD        1 YEAR    SINCE INCEPTION

Net Asset Value1                    10.40%       16.62%       23.54%
With Max. Sales Charge2              4.04         9.93        21.11
--------------------------------------------------------------------------------

CLASS B (Inception 7/7/94)            YTD       1 YEAR    SINCE INCEPTION

Net Asset Value1                    10.02%       15.75%       22.65%
With CDSC3                           5.02        10.75        21.98
--------------------------------------------------------------------------------

CLASS C (Inception 7/7/94)           YTD        1 YEAR    SINCE INCEPTION

Net Asset Value1                    10.02%       15.74%       22.66%
--------------------------------------------------------------------------------
CLASS Y (Inception 11/15/94)*        YTD        1 YEAR    SINCE INCEPTION

Net Asset Value1                    10.58%       17.29%       23.56%
-------------------------------------------------------------------------------
                                                             SINCE       SINCE
COMPARATIVE PERFORMANCE              YTD.      1 YEAR        7/7/94     11/15/94

Lipper Growth Fund Average5         14.28%      23.96%        22.65%      25.34%
S&P 500 Index4                      20.59       34.63         28.61       30.80

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

* Class Y shares are available only to certain institutional investors and are not subject to a sales charge.

NOTES TO CHARTS

1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

2 With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

3 With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

 4 Standard & Poor's 500 Stock Index(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly.

5 Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                         NEW ENGLAND STAR ADVISERS FUND

        GROWTH OF $10,000 INVESTMENT COMPARED TO STANDARD & POOR'S 500(4)

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(4). The data points from the graph are as follows:]

                               NET             WITH
                              ASSET          MAXIMUM             S&P
                            VALUE(1)      SALES CHARGE(2)       500(4)
7-Jul-94                    $10,000          $ 9,425           $10,000
3Q94                        $10,656          $10,043           $10,393
4Q94                        $10,638          $10,026           $10,391
1Q95                        $11,240          $10,594           $11,400
2Q95                        $12,252          $11,547           $12,484
3Q95                        $13,833          $13,038           $13,473
4Q95                        $14,293          $13,471           $14,281
1Q96                        $15,272          $14,393           $15,047
2Q96                        $16,098          $15,172           $15,721
3Q96                        $16,454          $15,507           $16,203
4Q96                        $17,005          $16,027           $17,551
1Q97                        $16,452          $15,506           $18,025
2Q97                        $18,772          $17,692           $21,165


[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class B Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(4). The data points from the graph are as follows:]

                               NET
                              ASSET                              S&P
                            VALUE(1)         CDSC(3)            500(4)
7-Jul-94                    $10,000          $10,000           $10,000
3Q94                        $10,640          $10,640           $10,393
4Q94                        $10,600          $10,600           $10,391
1Q95                        $11,176          $11,176           $11,400
2Q95                        $12,170          $12,170           $12,484
3Q95                        $13,717          $13,217           $13,473
4Q95                        $14,142          $13,626           $14,281
1Q96                        $15,085          $14,535           $15,047
2Q96                        $15,875          $15,297           $15,721
3Q96                        $16,188          $15,598           $16,203
4Q96                        $16,703          $16,094           $17,551
1Q97                        $16,132          $15,544           $18,025
2Q97                        $18,376          $17,706           $21,165


[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class C Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(4). The data points from the graph are as follows:]

                                                NET
                                               ASSET             S&P
                                             VALUE(1)           500(4)
7-Jul-94                                     $10,000           $10,000
3Q94                                         $10,640           $10,393
4Q94                                         $10,604           $10,391
1Q95                                         $11,181           $11,400
2Q95                                         $12,166           $12,484
3Q95                                         $13,719           $13,473
4Q95                                         $14,145           $14,281
1Q96                                         $15,079           $15,047
2Q96                                         $15,870           $15,721
3Q96                                         $16,182           $16,203
4Q96                                         $16,697           $17,551
1Q97                                         $16,128           $18,025
2Q97                                         $18,369           $21,165

These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions. Class Y share performance will be greater than that shown based on differences in inception date, fees and sales charges.

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------

                                                         HOW YOUR FUND PERFORMED
--------------------------------------------------------------------------------

New England Star Advisers Fund's total return for the six-month period ending June 30, 1997 was 10.40%, 10.02% and 10.02% at net asset value for Class A, B and C shares, respectively. The Lipper Growth Average(5) posted a return of 14.28% for the same period, reflecting an emphasis on larger capitalization stocks, which continued to overshadow performance of the broader market.

On July 7, shortly after the semiannual period, your Fund marked its third anniversary with an impressive average annual total return since inception of 24.34% and a cumulative return of 92.23% (Class A shares at NAV). Three years ago, it was hailed as the fund that "broke the mold" in the mutual fund industry. On July 30, the Fund passed the $1 billion mark in assets and its popular concept has already been introduced to two more New England Star funds:
Star Worldwide Fund and Star Small Cap Fund.

Each Star fund's multiple-adviser approach offers access to prominent investment management firms within a single fund. Your Fund has four subadvisory firms that use their own investment styles and strategies. On the following pages, commentary from the Fund's portfolio managers will give you insight into each investment approach and current outlook.

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------

                                                  LOOMIS, SAYLES & COMPANY, L.P.
--------------------------------------------------------------------------------

------------------------------

[Photo of Jeffrey Petherick]

------------------------------

------------------------------

[Photo of Mary Champagne]

------------------------------
            Jeffrey Petherick,
                Mary Champagne
Loomis, Sayles & Company, L.P.

The smaller, value-oriented stocks our segment favors outpaced the returns of growth-oriented small-company stocks for the first half of the year. Relative to large-cap stocks, however, small caps still lagged. But we find that after underperforming large-company stocks for about three years, small-company issues are relatively undervalued compared with their growth potential.

The health care industry is one example of an area offering very attractive valuations, partly due to difficulties caused by the proposed changes to Medicare and Medicaid. Recently, we purchased Sierra Health Services, Inc., a well-managed health maintenance organization whose stock price was suffering when the health care sector was out of favor. Another promising health care issue is Hologic Inc., a maker of equipment for assessing the risk of developing osteoporosis. There's high growth potential in this market as the American population ages.

Technology stocks are also selling at more reasonable valuation levels -- with good earnings prospects -- after a year-long correction that began in May 1996. On the flip side, financial services stocks are reaching their peak valuation level after some terrific growth over the past seven years.

Overall, we see the portfolio's small-company stocks benefiting from a number of factors, including the year-long rise in the U.S. dollar. A rising dollar has reduced some of the competitive edge larger companies had worldwide for their products (because their products are more expensive for foreigners to import), and will likely cut into these firms' relative earnings gains. Smaller firms generally do not depend on overseas customers a great deal; therefore, their stocks aren't as susceptible to the dollar's fluctuations.

LARGEST HOLDINGS IN LOOMIS SAYLES SEGMENT AS A PERCENTAGE OF FUND NET ASSETS
--------------------------------------------------------------------------------

Protective Life Corp.                                0.38%
Everest Reinsurance Holdings, Inc.                   0.38%
Viad Corp.                                           0.35%
Pride Petroleum Services, Inc.                       0.34%
Capstone Capital Corp.                               0.34%

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------

                                                       FOUNDERS ASSET MANAGEMENT
--------------------------------------------------------------------------------

-------------------------

[Photo of Edward Keely]

-------------------------
             Edward Keely
Founders Asset Management

In the first half of the year, the structure and performance of our portion of the Fund portfolio have been somewhere between the small-company NASDAQ Composite and the larger-stock S&P 500. While an increase in cash helped protect against losses when stock prices fell, it hindered participation in the subsequent recovery.

Over all, our portfolio performance has been helped by some solid firms with increasing earnings estimates from analysts. We have substantial investments in wireless and telecommunications companies -- including Motorola and Lucent -- that have performed well this year. These companies are benefiting from the worldwide growth of cellular networks.

Another solid performer for us has been technology stocks -- especially semiconductor companies -- that make up about 22% of the portfolio. Though we've held as much as 35% in technology issues, we've become more selective as we watch this group's year-long correction wind down. The exception to technology's good performance has been the networking group, where performance lagged in the second quarter. We've sold some of these positions, though we still own a portion of our original Cisco Systems and 3Com holdings.

With the modest economic growth we anticipate over the next six months, earnings growth will be more difficult to find. That is why we are being extremely selective in choosing stocks, seeking out companies with reasonable valuations compared to their fundamental outlook, negligible risk of earnings disappointments, and potential growth in earnings estimates through the years.


LARGEST HOLDINGS IN FOUNDERS SEGMENT AS A PERCENTAGE OF FUND NET ASSETS
--------------------------------------------------------------------------------

Xilinx, Inc.                                         0.95%
Bristol-Myers Squibb Co.                             0.65%
Warner-Lambert Co.                                   0.64%
Motorola, Inc.                                       0.61%
General Electric Co.                                 0.59%

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------


                                                       JANUS CAPITAL CORPORATION
--------------------------------------------------------------------------------

-------------------------

[Photo of Warren Lammert]

-------------------------
           Warren Lammert
Janus Capital Corporation

We seek stocks with growth potential at reasonable prices, so it is no surprise that the higher valuations of large-company stocks has us seeking better values in mid-sized and smaller companies for now. Meanwhile, our strategy remains organized around several core investment themes or ideas.

Within our ongoing technology theme, we continue to focus on certain high-quality franchises we find undervalued. We have significantly increased our position in Parametric Technology Corp., which is now our largest holding. This leading software company has very attractive growth prospects, and is priced at a significant discount to its projected growth rate over the next three to five years. Another ongoing theme in the portfolio is the financial services sector, where we continue to find a number of banks and insurance companies are very attractive values.

Over the period, we reduced holdings in two areas: the networking sector of technology and credit card processing companies. Demand for networking services weakened unexpectedly and, as a result, we've sold some holdings that had disappointing results, including Xylan and US Robotics. The credit card processing area faces increased competition and mounting consumer credit rates. Though some of these concerns were overstated, we thought it wise to lessen our exposure to this group. Consequently, we sold holdings that included National Processing and some of the smaller industry players.

New themes in the portfolio include some European companies, such as Volkswagen, where corporate restructurings are taking place much as they have in the U.S. over the last decade. The managers of these companies are focusing on improving shareholder returns by cutting costs. We believe there is room for more profits here, so we're watching their moves with great interest.


LARGEST HOLDINGS IN JANUS SEGMENT AS A PERCENTAGE OF FUND NET ASSETS
--------------------------------------------------------------------------------

Parametric Technology Corp.                          1.06%
Warner-Lambert Co.                                   0.92%
Volkswagen AG                                        0.65%
Monsanto Co.                                         0.64%
Cincinnati Bell, Inc.                                0.60%

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------


                                                               BERGER ASSOCIATES
--------------------------------------------------------------------------------

---------------------------

[Photo of Patrick S. Adams]

---------------------------
           Patrick S. Adams
          Berger Associates

Since assuming management of the portfolio on February 3, 1997, I have sought out companies with more predictable growth expectations and greater liquidity, while keeping long-term performance potential intact. Our search for quality firms means careful research into a company's fundamental financial soundness and evaluation of how investors perceive the firm.

We focus on companies that are leaders in their industries or niches. With large-cap stocks so highly valued, we directed our attention to mid- and small-caps where stock prices were more reasonable. We found a number of companies in the consumer sector that fit these criteria, and therefore increased this area from 6% to about 25% of the segment. We're also invested in some economically sensitive groups -- including hotels such as Hilton and Marriott -- but their performance isn't dependent on any one factor or economic quarter.

Technology is one of the most promising sectors of the portfolio right now. After enduring depressed prices for the past year, this sector's earnings are beginning to recover. Technological products are getting more complex in design, driving up fundamental values in this group.

Rising valuations were behind the decision to reduce the portfolio's oil services sector from 20% to about 5%. Health care has also fallen out of favor with us, as we find some of the market fundamentals are not there to support growth.

We believe our adjustments to the segment have created a high-quality portfolio that's very reasonably valued against the general market and has an attractive growth rate.

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE: On July 25, 1997, Portfolio Manager Robert Sanborn of Oakmark/Harris Associates L.P. assumed management of this portion of your Fund's portfolio. Many investors are already familiar with Mr. Sanborn's investment expertise, which was highlighted in the July 21 issue of Barron's -- naming him the overall winner of their mutual fund manager ratings for his management of The Oakmark Fund*. This move, approved by your Fund's Trustees, is subject to shareholder approval. A proxy statement with more details will be mailed to you shortly.
--------------------------------------------------------------------------------

* The Oakmark Fund and New England Star Advisers Fund, including the Oakmark/Harris segment, differ as to objectives, expenses, portfolio composition and performance.

   LARGEST HOLDINGS IN BERGER SEGMENT AS A PERCENTAGE OF FUND NET ASSETS
--------------------------------------------------------------------------------
Cadence Design Sytems, Inc.                                           0.74%
Conseco, Inc.                                                         0.50%
Cisco Systems, Inc.                                                   0.45%
Chase Manhattan Corp.                                                 0.42%
Cardinal Health, Inc.                                                 0.38%

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------


                ---------------------------------------------
                   YOUR FUND'S TEN LARGEST SECTORS 6/30/97*
                ---------------------------------------------

                     SECTOR                        PERCENTAGE
               ----------------------------------------------
                 1.  DRUGS & HEALTH CARE                 9.8%
               ----------------------------------------------
                 2.  ELECTRONICS                         6.5%
               ----------------------------------------------
                 3.  INSURANCE                           5.3%
               ----------------------------------------------
                 4.  TECHNOLOGY                          4.5%
               ----------------------------------------------
                 5.  BANKS                               4.3%
               ----------------------------------------------
                 6.  BUSINESS SERVICES                   4.1%
               ----------------------------------------------
                 7.  RETAIL                              3.2%
               ----------------------------------------------
                 8.  SOFTWARE                            2.7%
               ----------------------------------------------
                 9.  CHEMICALS                           2.4%
               ----------------------------------------------
                 10. FINANCIAL SERVICES                  2.2%
               ----------------------------------------------
               *Portfolio holdings and asset allocations will vary.

--------------------------------------------------------------------------------
                            PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of June 30, 1997
(unaudited)


COMMON STOCK -- 87.5% OF TOTAL NET ASSETS

    SHARES   DESCRIPTION                                              VALUE(A)
--------------------------------------------------------------------------------
             AEROSPACE--0.9%
     68,500  Boeing Co. (c)  ...................................  $  3,634,781
     53,200  Gencorp, Inc.  ....................................     1,230,250
    110,000  Gulfstream Aerospace Corp. (c)  ...................     3,245,000
                                                                  ------------
                                                                     8,110,031
                                                                  ------------
             AGRICULTURAL MACHINERY--0.3%
     89,100  Agco Corp.  .......................................     3,202,031
                                                                  ------------
             AGRICULTURE--0.1%
     15,079  Potash Corp., Saskatchewan  .......................     1,131,867
                                                                  ------------
             AIR TRAVEL--0.0%
      3,000  AMR Corp. (c)  ....................................       277,500
                                                                  ------------
             APPAREL & TEXTILES--0.1%
     22,000  Just For Feet, Inc.  ..............................       383,625
     11,800  Timberland Co.  ...................................       761,100
                                                                  ------------
                                                                     1,144,725
                                                                  ------------
             AUTOMOTIVE & RELATED--1.6%
     22,900  Amcast Industrial Corp. ...........................       572,500
     29,200  Borg Warner Automotive, Inc.  .....................     1,578,625
     70,000  Echlin, Inc.  .....................................     2,520,000
     30,000  Lear Corp. (c)  ...................................     1,331,250
     12,095  Volkswagen AG  ....................................     9,271,839
                                                                  ------------
                                                                    15,274,214
                                                                  ------------
             BANKS--4.3%
      8,375  Ambanc Holding Company, Inc.  .....................       136,094
     50,000  Banc One Corp.  ...................................     2,421,875
     33,500  Bank of New York, Inc. ............................     1,457,250
    109,850  BankAmerica Corp.  ................................     7,092,191
      7,000  Bankers Trust New York Corp.  .....................       609,000
     40,000  Chase Manhattan Corp.  ............................     3,882,500
     54,450  Citicorp  .........................................     6,564,628
     72,100  City National Corp.  ..............................     1,734,906
     11,725  Dime Bancorp, Inc.  ...............................       205,188
     50,450  First Union Corp. (c) .............................     4,666,625
      6,525  Fleet Financial Group, Inc.  ......................       412,706
     11,650  Klamath First Bancorp .............................       222,806
     32,750  Mellon Bank Corp. (c) .............................     1,477,844
    176,300  Nationwide Financial Services  ....................     4,682,969
     12,725  PFF Bancorp, Inc.  ................................       238,594
      7,975  Provident Financial Holdings, Inc.  ...............       132,584
      4,850  Queens County Bancorp, Inc.  ......................       220,675
     33,500  Roslyn Bancorp  ...................................       766,312
     25,300  State Street Corp.  ...............................     1,170,125
      6,355  Wells Fargo & Co.  ................................     1,712,672
                                                                  ------------
                                                                    39,807,544
                                                                  ------------
             BROADCASTING--0.4%
     11,417  Central European Media Center  ....................       296,842
     23,400  Telebras (ADR) (d) ................................     3,550,950
                                                                  ------------
                                                                     3,847,792
                                                                  ------------
             BUILDING CONSTRUCTION--0.0%
     20,000  Apogee Enterprises, Inc. ..........................       430,000
                                                                  ------------
             BUSINESS SERVICES--4.1%
     49,400  Alternative Resources (c)  ........................     1,006,525
     11,400  CDI Corp.  ........................................       475,238
     38,900  Cognizant Corp.  ..................................     1,575,450
     77,700  Cort Business Services Corp.  .....................     2,292,150
     64,825  Equifax, Inc.  ....................................     2,410,680
    125,960  First Data Corp.  .................................     5,534,367
     47,750  Fiserv, Inc. (c)  .................................     2,130,844
     24,100  Global DirectMail Corp. ...........................       628,106
     41,025  Indus Group, Inc.  ................................       830,756
      6,775  Intelligroup, Inc.  ...............................        65,209
     37,050  Intelliquest Information Group  ...................       833,625
     41,525  Lamar Advertising Co. .............................     1,058,887
     60,000  Loewen Group, Inc., 144A (f)  .....................     2,085,000
     78,786  Metra OY, Series B  ...............................     2,374,466
    129,600  Nokia Corp. (ADR) (d) .............................     9,558,000
     19,900  Team America Corp. ................................       166,663
     58,275  TeleTech Holdings, Inc. ...........................     1,529,719
    171,000  Viad Corp. ........................................     3,291,750
                                                                  ------------
                                                                    37,847,435
                                                                  ------------
             CHEMICALS--2.4%
      6,954  Akzo Nobel, 144A (f) ..............................       952,991
    102,700  Cuno Inc. .........................................     1,720,225
     98,700  Dexter Corp. ......................................     3,158,400
     60,600  Hexcel Corp. ......................................     1,045,350
      2,000  IMC Global, Inc., Rights (c) ......................        70,000
     30,250  Imperial Chemical Industies PLC (ADR) (d) .........     1,720,469
    157,500  Lawter International, Inc. ........................     1,988,437
     31,600  Learonal, Inc. ....................................       900,600
    137,200  Monsanto Co. ......................................     5,908,175
     60,200  Om Group, Inc. ....................................     1,994,125
     61,683  Rhone Poulenc .....................................     2,519,087
                                                                  ------------
                                                                    21,977,859
                                                                  ------------
             COMMUNICATION--1.6%
    162,800  Ascend Communications, Inc. (c) ...................     6,410,250
    175,750  Cincinnati Bell, Inc. .............................     5,536,125
     19,550  Millicom International Cellular ...................       933,513
     69,970  WorldCom, Inc. (c) ................................     2,239,040
                                                                  ------------
                                                                    15,118,928
                                                                  ------------
             COMMUNICATION SERVICES--0.8%
     89,200  Lucent Technologies, Inc. (c) .....................     6,427,975
    150,000  Paging Network, Inc. (c) ..........................     1,317,188
                                                                  ------------
                                                                     7,745,163
                                                                  ------------

             COMPUTER SOFTWARE & SERVICES--1.9%
     45,600  American Management Systems, Inc. .................     1,219,800
      6,372  Axime (Ex Segin) ..................................       753,576
      9,550  CIBER, Inc. .......................................       326,491
     62,300  National Computer Systems, Inc. ...................     1,658,737
     52,000  Network General Corp. .............................       773,500
     59,000  Nichols Research Corp. ............................     1,239,000
     80,975  Peoplesoft, Inc. (c) ..............................     4,271,431
     79,700  PLATINUM Technology, Inc. .........................     1,056,025
     16,731  Securitas AB, Series B ............................       471,509
     63,700  Semitool, Inc .....................................       740,513
     70,800  Sterling Software, Inc. ...........................     2,212,500
     65,000  Symantec Corp. ....................................     1,267,500
     11,075  Technology Solutions (c) ..........................       437,463
     81,500  Wonderware Corp. ..................................     1,151,187
                                                                  ------------
                                                                    17,579,232
                                                                  ------------

             COMPUTERS & BUSINESS EQUIPMENT--2.2%
     26,500  3Com Corp. (c) ....................................     1,192,500
     33,575  Compaq Computer Corp. (c) .........................     3,332,319
     40,175  EMC Corp. (c) .....................................     1,566,825
     83,500  Hewlett-Packard Co. ...............................     4,676,000
     19,000  Oce Van der Grinten NV (c) ........................     2,450,863
     41,400  Storage Technology Corp. (c) ......................     1,842,300
     54,200  Telxon Corp. ......................................       975,600
     52,000  Xerox Corp. .......................................     4,101,500
                                                                  ------------
                                                                    20,137,907
                                                                  ------------
             CONSUMER GOODS & SERVICES--0.8%
     47,950  Gucci Group NV (ADR) (d) ..........................     3,086,781
     39,475  Linens 'N Things, Inc. ............................     1,169,447
     20,862  Outdoor Systems, Inc. (c) .........................       797,972
     65,000  Tommy Hilfiger Corp. (c) ..........................     2,612,187
                                                                  ------------
                                                                     7,666,387
                                                                  ------------
             CONSUMER PRODUCTS--0.2%
     15,300  Clorox Co. ........................................     2,019,600
                                                                  ------------
             CONTAINERS & GLASS--0.2%
     50,000  Owens Illinois, Inc. ..............................     1,550,000
                                                                  ------------
             DRUGS & HEALTH CARE--9.8%
     39,900  American Home Products Corp. ......................     3,052,350
     40,000  Astra AB ..........................................       744,619
     98,600  Bindley Western Industries, Inc. ..................     2,261,638
     74,000  Bristol-Myers Squibb Co. (c) ......................     5,994,000
     61,000  Cardinal Health, Inc. .............................     3,492,250
     52,000  Centocor, Inc. ....................................     1,615,250
    156,200  Columbia/HCA Healthcare Corp. (c) .................     6,140,612
      9,200  CompDent Corp. ....................................       193,775
     46,900  Eli Lilly & Co., (c) ..............................     5,126,756
     36,625  ESC Medical Systems, Ltd. (c) .....................       933,938
     27,850  Fresenius Medical Care (ADR) (d) ..................       811,131
     43,750  Idexx Laboratories, Inc. (c) ......................       544,141
     37,000  Johnson & Johnson .................................     2,381,875
     13,000  Medtronic, Inc. (c) ...............................     1,053,000
     38,500  Merck & Co., Inc. .................................     3,984,750
    187,025  Omnicare, Inc. ....................................     5,867,909
     23,000  Oxford Health Plans, Inc. (c) .....................     1,650,250
      8,600  Pacificare Health Systems, Class B (c) ............       549,325
     58,500  Phycor, Inc. (c) ..................................     2,014,594
     13,150  Protein Design Labs, Inc. .........................       374,775
     40,200  Rhone Poulenc Rorer, Inc. .........................     3,653,175
     34,411  SmithKline Beecham PLC ............................       633,503
     55,000  SmithKline Beecham PLC (ADR) (d) ..................     5,039,375
     41,400  Sola International, Inc. (c) ......................     1,386,900
     81,575  Stryker Corp. (c) .................................     2,844,928
    100,000  Tenet Healthcare Corp. (c) ........................     2,956,250
     73,900  Teva Pharmaceutical Industries, Ltd. (ADR) (d) ....     4,785,025
     69,600  United Healthcare Corp. ...........................     3,619,200
     26,300  Vencor Inc. .......................................     1,111,175
    132,525  Warner Lambert Co., Rights (c) ....................    16,466,231
                                                                  ------------
                                                                    91,282,700
                                                                  ------------
             ELECTRIC--1.2%
     27,600  Atmel Corp. (c) ...................................       772,800
     84,000  General Electric Co. (c) ..........................     5,491,500
     84,000  Ucar International, Inc. ..........................     3,843,000
     62,175  Westinghouse Electric Corp. .......................     1,437,797
                                                                  ------------
                                                                    11,545,097
                                                                  ------------

             ELECTRIC UTILITIES--0.3%
    129,900  Calpine Corp. .....................................     2,468,100
                                                                  ------------

             ELECTRICAL EQUIPMENT--0.1%
     55,600  Woodhead Industries ...............................     1,049,450
                                                                  ------------

             ELECTRONIC COMPONENTS--1.0%
     31,200  Dynatech Corp., Rights (c) ........................     1,115,400
     75,200  International Rectifier Corp. .....................     1,400,600
     75,200  Merix Corp. .......................................     1,250,200
     49,300  Perceptron, Inc. ..................................     1,337,262
     96,500  Trident Microsystems, Inc. ........................     1,085,625
     75,400  VLSI Technology, Inc. .............................     1,781,325
    141,500  Xicor, Inc. .......................................       831,313
                                                                  ------------
                                                                     8,801,725
                                                                  ------------
             ELECTRONICS--6.5%
    128,800  Altera Corp. (c) ..................................     6,504,400
     12,925  ASM Lithography Holding (ADR) (c) (d) .............       756,113
     49,000  Ericsson LM Telephone Co. (ADR) (c) (d) ...........     1,929,375
     32,450  KLA Instruments Corp. .............................     1,581,937
    151,200  Lam Research Corp. (c) ............................     5,603,850
     53,000  Linear Technology Corp. ...........................     2,742,750
     78,575  Maxim Integrated Products, Inc. (c) ...............     4,468,953
    104,400  Motorola, Inc. ....................................     7,934,400
    182,975  National Semiconductor Corp. (c) ..................     5,603,609
      7,755  Philips Electronics NV ............................       555,481
     75,061  Philips Electronics NV (ADR) (d) ..................     5,395,009
    105,675  Tellabs, Inc. (c) .................................     5,904,591
    230,500  Xilinx, Inc. (c) ..................................    11,308,906
                                                                  ------------
                                                                    60,289,374
                                                                  ------------
             ENERGY--0.1%
     26,525  Triton Energy, Ltd. ...............................     1,215,177
                                                                  ------------
             ENVIRONMENTAL--0.4%
     95,500  Tetra Tech, Inc. ..................................     2,303,937
     78,450  World Fuel Services Corp. .........................     1,716,094
                                                                  ------------
                                                                     4,020,031
                                                                  ------------
             FINANCE--0.8%
      6,375  Catskill Financial Corp. ..........................        98,813
     63,000  Green Tree Financial Corp. ........................     2,244,375
     25,100  Hartford Financial Services Group .................     2,077,025
     38,800  Money Store, Inc.  ................................     1,113,075
      6,350  Peekskill Financial Corp. .........................        95,250
     85,000  Peregrine Investment ..............................       174,997
      8,500  Peregrine Investment, Warrants ....................         3,730
      7,725  TF Financial Corp. ................................       151,603
     17,075  Travelers, Inc. ...................................     1,076,792
      7,125  Western National Corp. ............................       191,039
                                                                  ------------
                                                                     7,226,699
                                                                  ------------
             FINANCE & BANKING--0.0%
      2,100  Household International, Inc. .....................       246,619
                                                                  ------------
             FINANCIAL SERVICES--2.2%
     11,825  AMRESCO, Inc. .....................................       254,238
    122,650  Associates 1st Capital Corp. (c) ..................     6,807,075
     34,025  Charles Schwab Corp. ..............................     1,384,392
    108,400  DVI, Inc. .........................................     1,571,800
     73,200  Financial Federal Corp. ...........................     1,610,400
     28,600  First USA Paymentech ..............................       827,612
     30,500  Firstplus Financial Group, Inc. ...................     1,037,000
     43,100  Redwood Trust, Inc. ...............................     2,014,925
     28,925  Student Loan Marketing Association ................     3,673,475
     81,400  WFS Financial, Inc. ...............................     1,363,450
                                                                  ------------
                                                                    20,544,367
                                                                  ------------
             FOOD & BEVERAGES--1.9%
     56,300  Coca-Cola Co. .....................................     3,800,250
    136,650  Coca-Cola Enterprises, Inc. .......................     3,142,950
     50,600  International Multifoods Corp. ....................     1,271,325
    115,200  Lance, Inc. .......................................     2,203,200
    135,800  Michael Foods, Inc. ...............................     2,512,300
    127,500  PepsiCo, Inc. (c) .................................     4,789,219
                                                                  ------------
                                                                    17,719,244
                                                                  ------------
             FREIGHT TRANSPORTATION--0.5%
    106,900  Circle International Group, Inc. ..................     2,819,488
     70,600  Pittston Burlington Co. ...........................     1,985,625
                                                                  ------------
                                                                     4,805,113
                                                                  ------------
             GAS & PIPELINE UTILITIES--0.1%
     50,500  Public Service North Carolina, Inc. ...............       968,969
                                                                  ------------
             GOVERNMENT AGENCIES--0.7%
     50,000  Federal Home Loan Mortgage Corp. ..................     1,718,750
    102,500  Federal National Mortgage Association .............     4,471,563
                                                                  ------------
                                                                     6,190,313
                                                                  ------------
             HEALTH CARE - MEDICAL TECHNOLOGY--1.6%
    114,150  C R Bard, Inc. ....................................     4,145,072
    115,950  Conmed Corp. ......................................     1,971,150
     72,500  Hologic Inc. ......................................     1,930,313
    107,200  Invacare Corp. ....................................     2,505,800
     70,000  Marquette Medical Systems, Inc. ...................     1,540,000
     52,750  Sofamor/Danek Group, Inc. .........................     2,413,312
                                                                  ------------
                                                                    14,505,647
                                                                  ------------
             HEALTH CARE - SERVICES--1.7%
    140,112  GranCare, Inc. ....................................     1,514,961
     98,200  Gulf South Medical Supply, Inc. ...................     1,914,900
    114,200  Healthplan Services Corp. .........................     2,155,525
     59,300  Integrated Health Services, Inc. ..................     2,283,050
     56,100  Phymatrix Corp. ...................................       862,537
     82,400  Physicians Resource Group, Inc. ...................       741,600
     95,900  RoTech Medical ....................................     1,923,994
     68,900  Sierra Health Services, Inc. ......................     2,153,125
     99,673  Vitalink Pharmacy Services, Inc. ..................     1,906,246
                                                                  ------------
                                                                    15,455,938
                                                                  ------------
             HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.6%
     27,425  Industrie Natuzzi SPA (ADR) (d) ...................       702,766
     46,000  Maytag Corp. ......................................     1,201,750
    100,500  Sunbeam Corp. (c) .................................     3,793,875
                                                                  ------------
                                                                     5,698,391
                                                                  ------------
             HOTELS & RESTAURANTS--1.3%
    149,500  Boston Chicken, Inc. (c) ..........................     2,093,000
     67,400  Buffets, Inc. .....................................       568,688
     47,800  Cooker Restaurant Corp., New ......................       510,863
      7,100  Cooper Cameron Corp. (c) ..........................       331,925
     50,000  HFS, Inc. (c) .....................................     2,900,000
     80,000  Hilton Hotels Corp. ...............................     2,125,000
     60,000  La Quinta Inns, Inc. ..............................     1,312,500
     50,000  Lone Star Steakhouse & Saloon (c) .................     1,300,000
     16,500  Marriot International, Inc. .......................     1,012,687
                                                                  ------------
                                                                    12,154,663
                                                                  ------------
             HOUSEHOLD PRODUCTS--1.5%
     17,100  Aptargroup, Inc. ..................................       773,775
     34,400  Bush Boake Allen, Inc. ............................     1,070,700
      8,935  Cultor OY .........................................       473,184
    133,775  Dial Corp., New (c) ...............................     2,090,234
     27,476  Gillette Co. ......................................     2,603,351
     94,400  Premark International, Inc. .......................     2,525,200
     18,650  Procter & Gamble Co. ..............................     2,634,312
    144,150  United States Can Corp. ...........................     2,054,138
                                                                  ------------
                                                                    14,224,894
                                                                  ------------
             HOUSING & BUILDING MATERIALS--1.0%
     41,300  Crossmann Communities, Inc. .......................       877,625
     73,300  Dayton Superior Corp. .............................       934,575
    105,900  Giant Cement Holding, Inc. ........................     1,985,625
     27,121  Hunter Douglas NV .................................     2,307,406
     74,500  Toro Co. (c) ......................................     2,821,687
                                                                  ------------
                                                                     8,926,918
                                                                  ------------
             INDUSTRIAL MACHINERY--0.9%
     16,000  Applied Materials, Inc. ...........................     1,133,000
     26,325  Chicago Bridge & Iron Co. .........................       582,440
     33,750  Crane Co. .........................................     1,411,172
    105,500  United States Filter Corp. ........................     2,874,875
     52,700  York International Corp. ..........................     2,424,200
                                                                  ------------
                                                                     8,425,687
                                                                  ------------
             INDUSTRIALS--0.3%
    144,400  Griffon Corp. .....................................     1,976,475
     31,600  Insilco Corp. .....................................     1,185,000
                                                                  ------------
                                                                     3,161,475
                                                                  ------------
             INSURANCE--5.3%
     77,250  Allied Group, Inc. ................................     2,935,500
     37,150  Allstate Corp. ....................................     2,711,950
     50,800  Capital Re Corp. ..................................     2,717,800
     47,800  Capmac Holdings, Inc. .............................     1,607,275
     13,400  CIGNA Corp. .......................................     2,378,500
    125,500  Conseco, Inc. .....................................     4,643,500
    143,700  Everest Reinsurance Holdings, Inc. (c) ............     5,694,112
     35,000  First Commonwealth, Inc. (c) ......................       647,500
     85,400  Hartford Life, Inc. (c) ...........................     3,202,500
     21,700  Marsh & McLennan Companies, Inc. (c) ..............     1,548,838
     59,000  MedPartners, Inc. .................................     1,275,875
     42,000  MGIC Investment Corp. .............................     2,013,375
     29,550  Progressive Corp. Ohio ............................     2,570,850
     70,700  Protective Life Corp. (c) .........................     3,552,675
     43,000  Reinsurance Group America, Inc. ...................     2,472,500
     17,250  Reliance Group Holdings, Inc. .....................       204,844
     72,300  TIG Holdings, Inc. ................................     2,259,375
     29,150  Triad Guaranty, Inc. ..............................     1,322,681
    124,470  UNUM Corp. (c) ....................................     5,227,740
                                                                  ------------
                                                                    48,987,390
                                                                  ------------
             INTERNATIONAL OIL--0.3%
     21,300  Exxon Corp. (c) ...................................     1,309,950
      9,075  Texaco, Inc. ......................................       986,906
                                                                  ------------
                                                                     2,296,856
                                                                  ------------
             LEISURE TIME--0.6%
     53,695  Harman International Industries, Inc. .............     2,261,902
     98,700  Scientific Games Holdings Corp. ...................     2,035,687
     12,000  Walt Disney Co. ...................................       963,000
                                                                  ------------
                                                                     5,260,589
                                                                  ------------
             MACHINERY--0.5%
     72,500  Brown & Sharpe Manufacturing Co., Rights (c) ......     1,096,563
     75,800  BW/IP, Inc. .......................................     1,539,687
     64,600  Greenfield Industries, Inc. .......................     1,744,200
     19,600  Hardinge Brothers, Inc. ...........................       573,300
                                                                  ------------
                                                                     4,953,750
                                                                  ------------
             MEDIA & ENTERTAINMENT--0.6%
     84,325  Banta Corp. .......................................     2,287,316
     82,700  Cadmus Communications Corp., Rights (c) ...........     1,281,850
     31,700  Houghton Mifflin Co. ..............................     2,115,975
                                                                  ------------
                                                                     5,685,141
                                                                  ------------
             METAL--1.1%
    118,100  Agnico Eagle Mines, Ltd. ..........................     1,136,713
    116,550  Citation Corp. ....................................     1,995,919
     57,100  Lone Star Technologies, Inc. (c) ..................     1,634,487
     91,400  LTV Corp. .........................................     1,302,450
    131,800  Oregon Steel Mills, Inc. ..........................     2,627,762
    180,800  UNR Industries, Inc. ..............................     1,243,000
                                                                  ------------
                                                                     9,940,331
                                                                  ------------
             MISCELLANEOUS--1.3%
      1,950  Novartis AG .......................................     3,117,329
    619,782  Rentokil Initial PLC ..............................     2,173,652
    169,725  Santa Fe International Corp. (c) ..................     5,770,650
     16,684  Skandia Foersaekrings AB ..........................       614,691
     17,000  Weider Nutrition International, Inc. ..............       269,875
                                                                  ------------
                                                                    11,946,197
                                                                  ------------
             NEWSPAPERS--0.2%
     22,500  Gannett, Inc. .....................................     2,221,875
                                                                  ------------
             OIL & GAS--0.2%
     20,000  Transocean Offshore, Inc. .........................     1,452,500
                                                                  ------------
             OIL - INDEPENDENT PRODUCERS--0.4%
    104,800  Lomak Petroleum, Inc., New ........................     1,866,750
     52,600  Vintage Petroleum, Inc.                                 1,617,450
                                                                  ------------
                                                                     3,484,200
                                                                  ------------
             OIL SERVICES--1.4%
     29,200  Falcon Drilling (c) ...............................     1,682,650
     64,000  Key Energy Group, Inc. (c) ........................     1,140,000
    133,400  Pride Petroleum Services, Inc. (c) ................     3,201,600
     51,400  Seitel, Inc., New .................................     1,953,200
     93,400  Tuboscope Vetco International Corp. ...............     1,856,325
     75,500  Weatherford Enterra, Inc. .........................     2,906,750
                                                                  ------------
                                                                    12,740,525
                                                                  ------------
             PAPER--0.6%
     51,300  James River Corp. .................................     1,898,100
     25,000  Kimberly-Clark Corp. ..............................     1,243,750
     19,325  Minnesota Mining & Manufacturing Co. ..............     1,971,150
     10,500  Wausau Paper Mills Co. ............................       198,188
                                                                  ------------
                                                                     5,311,188
                                                                  ------------
             PETROLEUM SERVICES--0.9%
     45,000  Baker Hughes, Inc. ................................     1,740,937
     20,000  Diamond Offshore Drilling, Inc. ...................     1,562,500
     99,225  Noble Drilling (c) ................................     2,238,764
     21,200  Schlumberger, Ltd. ................................     2,650,000
     19,750  Tosco Corp. .......................................       591,266
                                                                  ------------
                                                                     8,783,467
                                                                  ------------
             POLLUTION CONTROL--0.3%
     75,000  USA Waste Services, Inc. ..........................     2,896,875
                                                                  ------------

             PUBLISHING--0.5%
     50,000  Citic Pacific, Ltd. ...............................       312,367
     88,650  Time Warner, Inc. .................................     4,277,362
                                                                  ------------
                                                                     4,589,729
                                                                  ------------
             RAILROADS & EQUIPMENT--0.1%
     26,875  Wisconsin Central Transportation Corp. ............     1,001,094
                                                                  ------------
             REITS--2.2%
    110,500  American General Hospitality Corp. ................     2,734,875
     99,900  Brandywine Realty Trust, New ......................     2,022,975
     81,800  Cali Reality Corp. ................................     2,781,200
    130,400  Capstone Capital Corp. ............................     3,194,800
     79,200  Health Care Property Investments, Inc. ............     2,791,800
    122,900  Koger Equity, Inc. ................................     2,242,925
     89,500  Liberty Property ..................................     2,226,313
     72,800  Sun Communities, Inc. .............................     2,443,350
                                                                  ------------
                                                                    20,438,238
                                                                  ------------
             RETAIL--3.2%
     89,825  Abercrombie & Fitch Co. ...........................     1,661,762
     59,700  Autozone, Inc. (c) ................................     1,406,681
     36,100  Carson Pirie Scott & Co. (c) ......................     1,146,175
    102,600  Cato Corp. ........................................       557,888
    115,000  Consolidated Stores Corp. (c) .....................     3,996,250
     69,050  Costco Companies, Inc. ............................     2,270,019
     45,000  CVS Corp. .........................................     2,306,250
     54,500  Family Dollar Stores, Inc. ........................     1,485,125
     50,000  Federated Department Stores, Inc. (c) .............     1,737,500
    113,200  Heilig Meyers Co. .................................     2,221,550
     17,000  Home Depot, Inc. ..................................     1,171,938
     60,000  Lowes Cos., Inc. ..................................     2,227,500
     18,125  Nordstrom, Inc. ...................................       889,258
     18,525  Scholastic Corp. ..................................       648,375
    101,900  Tandycrafts, Inc. .................................       484,025
     64,200  United Auto Group, Inc. ...........................     1,271,962
     30,000  Wal-Mart Stores, Inc. .............................     1,014,375
     47,200  Wet Seal, Inc. (c) ................................     1,489,750
    106,100  Zale Corp. ........................................     2,102,106
                                                                  ------------
                                                                    30,088,489
                                                                  ------------
             RETAIL - GROCERY--1.0%
     62,600  Albertsons, Inc. (c) ..............................     2,284,900
     45,000  American Stores Co. ...............................     2,221,875
     70,000  Safeway, Inc., New (c) ............................     3,228,750
     43,400  The Kroger Co. (c) ................................     1,258,600
                                                                  ------------
                                                                     8,994,125
                                                                  ------------
             SAVINGS & LOAN--1.2%
      4,875  Astoria Financial Corp. ...........................        231,562
     46,100  Bank United Corp. .................................     1,751,800
     51,425  Commercial Federal Corp. ..........................     1,909,153
     56,200  Downey Financial Corp. ............................     1,327,725
      9,450  First Defiance Financial Corp. ....................       137,025
     57,037  First Financial Corp. .............................     1,675,462
      2,175  First Savings Bancorp, Inc. .......................        48,394
      1,375  FSF Financial Corp. ...............................        23,891
     71,150  Great Western Financial Corp. .....................     3,824,312
      6,350  North Central Bancshares, Inc. ....................        98,425
                                                                  ------------
                                                                    11,027,749
                                                                  ------------
             SOFTWARE--2.7%
     63,750  BMC Software, Inc. (c)                                  3,530,156
    205,000  Cadence Design Systems, Inc. (c) ..................     6,867,500
     84,125  HBO & Co., Rights (c) .............................     5,794,109
      6,950  JDA Software Group, Inc. ..........................       237,169
     51,575  Microsoft Corp. (c) ...............................     6,517,791
     13,125  Rational Software Corp. ...........................       220,664
     55,962  Wind River Systems (c) ............................     2,140,547
                                                                  ------------
                                                                    25,307,936
                                                                  ------------
             TECHNOLOGY--4.5%
     97,990  Analog Devices, Inc. ..............................     2,602,859
     77,300  Aspen Technology ..................................     2,908,413
    128,675  Cisco Systems, Inc. (c) ...........................     8,637,309
     59,350  Intel Corp. .......................................     8,416,572
    281,400  Parametric Technology Corp. (c) ...................    11,977,087
     68,587  Pittway Corp. .....................................     3,412,203
     21,100  Sapient Corp. .....................................     1,044,450
     70,000  Sun Microsystems, Inc. ............................     2,605,313
                                                                  ------------
                                                                    41,604,206
                                                                  ------------
             TELECOMMUNICATION--0.6%
    110,400  Aliant Communications, Inc. .......................     2,152,800
        100  DDI Corp. (c) .....................................       738,091
     94,100  Inter Tel, Inc. ...................................     1,999,625
     16,750  U.S. West Media Group (c) .........................       631,266
                                                                  ------------
                                                                     5,521,782
                                                                  ------------
             TOBACCO--1.0%
    142,000  Philip Morris Companies, Inc. .....................     6,301,250
     86,650  RJR Nabisco Holdings Corp. (c) ....................     2,859,450
                                                                  ------------
                                                                     9,160,700
                                                                  ------------
             TOYS & AMUSEMENTS--0.2%
     57,000  Hasbro, Inc. ......................................     1,617,375
                                                                  ------------
             TRUCKING & FREIGHT FORWARDING--0.2%
     59,800  Caliber Systems, Inc. .............................     2,227,550
                                                                  ------------
             Total Common Stocks (Identified Cost
               $687,008,988) ...................................   813,334,663
                                                                  ------------

SHORT-TERM INVESTMENTS - 12.2%

FACE
AMOUNT       DESCRIPTION                                          VALUE(A)
--------------------------------------------------------------------------------
$11,678,178  Associates Corp. North America, 6.080%, 7/01/97 ...    11,678,178
 10,400,000  Chevron Oil Finance Co., 5.500%, 7/01/97 ..........    10,400,000
 10,000,000  Federal Home Loan Bank, 5.370%, 7/03/97 ...........     9,997,017
  5,000,000  Federal Home Loan Bank, 5.400%, 7/15/97 ...........     4,989,500
 10,000,000  Federal Home Loan Mortgage, 5.400%, 7/10/97 .......     9,986,500
  2,000,000  Federal Home Loan Mortgage, 5.440%, 7/23/97 .......     1,993,351
  5,000,000  Federal Home Loan Mortgage, 5.530%, 7/31/97 .......     4,976,958
  5,000,000  Federal National Mortgage Association,
               5.500%, 7/02/97 .................................     4,999,236
  5,100,000  Prudential Funding Corp., 6.000%, 7/01/97 .........     5,100,000
  5,000,000  United States Treasury Bill, 4.580%, 7/03/97 ......     4,998,736
  5,000,000  United States Treasury Bill, 4.790%, 7/03/97 ......     4,998,670
 10,000,000  United States Treasury Bill, 4.880%, 7/24/97 ......     9,969,014
 10,000,000  United States Treasury Bill, 5.000%, 8/21/97 ......     9,929,166

 19,460,000  Repurchase Agreement with State Street Bank
             & Trust Co. dated 6/30/97 at 5.000% to be
             repurchased at $19,462,703 on 7/01/97,
             collateralized by $18,805,000 U.S. Treasury
             Bonds, 7.250% due 5/15/97, valued at $19,853,962       19,460,000
                                                                  ------------
             Total Short-Term Investments (Identified Cost
               $113,476,326) ..................................    113,476,326
                                                                  ------------
             Total Investments--99.7% (Identified Cost
               $800,485,316) (b) ..............................    926,810,989
             Other assets less liabilities (e) ................      2,432,935
                                                                  ------------
             Total Net Assets--100% ...........................   $929,243,924
                                                                  ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       PORTFOLIO COMPOSITION -- continued
--------------------------------------------------------------------------------
Investments as of June 30, 1997
(unaudited)

FORWARD CURRENCY CONTRACTS OUTSTANDING
at June 30, 1997

                                                      LOCAL         AGGREGATE                       UNREALIZED
                                    DELIVERY        CURRENCY          FACE           TOTAL        APPRECIATION/
                                      DATE           AMOUNT           VALUE          VALUE        (DEPRECIATION)
                                  -------------  ---------------  -------------  -------------  ------------------
Deutsch Mark (bought) ..........    08/11/97           1,100,000     $  657,316     $  632,650          $(24,666)
Deutsch Mark (sold) ............    08/11/97           2,100,000      1,271,397      1,207,787            63,609
Deutsch Mark (sold) ............    08/13/97           1,600,000        959,476        920,344            39,132
Deutsch Mark (sold) ............    10/23/97             250,000        149,270        144,543             4,727
Finnish Markka (sold) ..........    07/15/97           1,700,000        367,290        327,769            39,521
Finnish Markka (sold) ..........    07/28/97             660,000        139,825        127,383            12,442
Finnish Markka (sold) ..........    08/12/97           1,749,000        360,767        337,933            22,835
Finnish Markka (sold) ..........    09/11/97             906,000        179,034        175,430             3,604
Finnish Markka (sold) ..........    10/22/97             400,000         78,694         77,684             1,009
Finnish Markka (sold) ..........    11/28/97           5,000,000        993,404        973,683            19,721
British Pounds (bought) ........    07/15/97             300,000        490,995        499,372             8,377
British Pounds (sold) ..........    07/15/97             300,000        505,359        499,372             5,987
British Pounds (bought) ........    07/18/97             500,000        817,415        832,214            14,799
British Pounds (sold) ..........    07/18/97             800,000      1,333,684      1,331,542             2,142
British Pounds (sold) ..........    09/25/97             100,000        159,690        166,101            (6,411)
British Pounds (sold) ..........    11/28/97             500,000        810,050        828,900           (18,850)
British Pounds (sold) ..........    12/04/97             369,000        602,298        611,618            (9,320)
Italian Lyra (bought) ..........    07/15/97         200,000,000        127,397        117,616            (9,781)
Italian Lyra (sold) ............    07/15/97         200,000,000        129,207        117,616            11,591
Netherland Guilder (bought) ....    09/25/97             200,000        106,067        102,512            (3,556)
Netherland Guilder (sold) ......    09/25/97           2,800,000      1,492,299      1,435,161            57,137
Swedish Krona (bought) .........    07/28/97             600,000         79,174         77,651            (1,523)
Swedish Krona (sold) ...........    07/28/97           3,000,000        427,095        388,255            38,840
Swedish Krona (sold) ...........    09/25/97             150,000         19,800         19,459               341
                                                                                                        --------
                                                                                                        $271,707
                                                                                                        ========
(a)        See Note 1a.
(b)        Federal Tax Information: At June 30, 1997 the net unrealized appreciation on investments based on cost of $800,485,316 for federal income tax purposes was as follows:
           Aggregate gross unrealized appreciation for all investments in which there is an
           excess of value over tax cost.                                                           $139,721,835
           Aggregate gross unrealized depreciation for all investments in which there is an          (13,396,162)
           excess of tax cost over value.                                                           ------------
           Net unrealized appreciation                                                              $126,325,673
                                                                                                    ============
(c)        Non-income producing security.
(d)        An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or
           Canada.
(e)        Including deposits in foreign denominated currencies with a value of $260,651 and a cost of
           $264,516.
(f)        Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                  STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
June 30, 1997
(unaudited)

ASSETS
  Investments at value .....................................                          $926,810,989
  Cash .....................................................                               112,809
  Foreign currencies at value (Cost $264,516) ..............                               260,651
  Receivable for:
    Fund shares sold .......................................                             2,042,542
    Securities sold ........................................                            10,078,970
    Open forward currency contracts - net ..................                               271,707
    Accrued dividends and interest .........................                               651,694
    Foreign taxes ..........................................                                34,079
  Prepaid registration expense .............................                                15,000
  Unamortized organization expense .........................                                74,847
                                                                                      ------------
                                                                                       940,353,288
LIABILITIES
  Payable for:
    Securities purchased ...................................      $8,383,724
    Fund shares redeemed ...................................       1,736,729
    Withholding taxes ......................................           9,104
  Accrued expenses:
    Management fees ........................................         787,625
    Deferred trustees' fees ................................           8,739
    Accounting and administrative ..........................          10,000
    Other expenses .........................................         173,443
                                                                  ----------
                                                                                         11,109,364
                                                                                       ------------
NET ASSETS .................................................                           $929,243,924
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $726,107,275
    Undistributed net investment loss ......................                             (2,425,608)
    Accumulated net realized gains .........................                             78,968,701
    Unrealized appreciation on investments, forward currency
      contracts and foreign currency transactions ..........                            126,593,556
                                                                                       ------------
NET ASSETS .................................................                           $929,243,924
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($387,313,673 divided by 19,295,542 shares of  beneficial
  interest) ................................................                                 $20.07
                                                                                             ======
Offering price per share (100/94.25 of $20.07) .............                                 $21.29*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($424,923,480 divided by 21,627,102 shares of  beneficial
  interest) ................................................                                 $19.65**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($85,982,413 divided by 4,373,480 shares of  beneficial
  interest) ................................................                                 $19.66
                                                                                             ======
Net asset value and offering price of Class Y shares
  ($31,024,358 divided by 1,530,440 shares of  beneficial
  interest) ................................................                                 $20.27
                                                                                             ======
Identified cost of investments .............................                           $800,485,316
                                                                                       ============
 *Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.
                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME
  Dividends ...............................................                            $ 3,592,397(a)
  Interest ................................................                              2,843,040
                                                                                       -----------
                                                                                         6,435,437
  Expenses
    Management fees .......................................     $  4,455,375
    Service fees - Class A ................................          446,108
    Service and distribution fees - Class B ...............        1,922,364
    Service and distribution fees - Class C ...............          410,191
    Trustees' fees and expenses ...........................           11,579
    Accounting and administrative .........................           67,281
    Custodian .............................................          247,864
    Transfer agent ........................................        1,033,219
    Audit and tax services ................................           22,421
    Legal .................................................            9,956
    Printing ..............................................          110,049
    Registration ..........................................           91,104
    Amortization of organization expenses .................           16,449
    Miscellaneous .........................................            6,113
                                                                ------------
  Total expenses ..........................................                              8,850,073
                                                                                       -----------
  Net investment loss .....................................                             (2,414,636)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FORWARD
CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain on:
    Investments - net .....................................       68,566,442
    Foreign currency transactions - net ...................          360,950
                                                                ------------
    Total realized gain on investments and foreign currency
      transactions ........................................       68,927,392
                                                                ------------
  Unrealized appreciation on:
    Investments - net .....................................       18,651,027
    Foreign currency transactions - net ...................          258,971
                                                                ------------
    Total unrealized appreciation on investments, forward
      currency contracts, and foreign currency
      transactions...........................................     18,909,998
                                                                ------------
    Net gain on investment transactions ...................                             87,837,390
                                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................                            $85,422,754
                                                                                       ===========

(a) Net of foreign taxes of: $94,485

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(unaudited)

                                                                                    SIX MONTHS
                                                            YEAR ENDED                 ENDED
                                                            DECEMBER 31,              JUNE 30,
                                                                1996                    1997
                                                          -----------------       -----------------
FROM OPERATIONS
  Net investment loss ..................................    $  (4,909,272)          $  (2,414,636)
  Net realized gain on investments
    and foreign currency transactions ..................       73,998,381              68,927,392
  Unrealized appreciation on investments, and foreign
    currency transactions ..............................       37,717,140              18,909,998
                                                            -------------           -------------
  Increase in net assets from operations ...............      106,806,249              85,422,754
                                                            -------------           -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
  Class A ..............................................      (28,709,305)                      0
  Class B ..............................................      (30,201,992)                      0
  Class C ..............................................       (6,605,753)                      0
  Class Y ..............................................       (1,223,707)                      0
                                                            -------------           -------------
                                                              (66,740,757)                      0
                                                            -------------           -------------
Increase in net assets derived from capital share
  transactions .........................................      278,927,348              29,973,886
                                                            -------------           -------------
  Total increase in net assets .........................      318,992,840             115,396,640
NET ASSETS
  Beginning of the period ..............................      494,854,444             813,847,284
                                                            -------------           -------------
  End of the period ....................................    $ 813,847,284           $ 929,243,924
                                                            =============           =============
UNDISTRIBUTED NET INVESTMENT LOSS
  Beginning of the period ..............................    $    (134,869)          $     (10,972)
                                                            =============           =============
  End of the period ....................................    $     (10,972)          $  (2,425,608)
                                                            =============           =============
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(unaudited)

                                                                   CLASS A
                                   ----------------------------------------------------------------------
                                     JULY 7, 1994(a)          YEAR              YEAR          SIX MONTHS
                                         THROUGH             ENDED             ENDED            ENDED
                                      DECEMBER 31,        DECEMBER 31,      DECEMBER 31,       JUNE 30,
                                          1994                1995              1996             1997
                                   -------------------  ----------------  ----------------  --------------
Net Asset Value, Beginning of
  Period ........................       $12.50              $13.25            $16.78          $18.18
                                        ------              ------            ------          ------
Income From Investment Operations
Net Investment Income (loss) ....         0.05                0.00             (0.06)(f)       (0.02)
Net Realized and Unrealized Gain
  (Loss) on Investments .........         0.75                4.52              3.17            1.91
                                        ------              ------            ------          ------
Total From Investment Operations          0.80                4.52              3.11            1.89
                                        ------              ------            ------          ------
Less Distributions
Dividends From Net Investment
  Income ........................        (0.05)               0.00              0.00            0.00
Distributions From Net Realized
  Capital Gains .................         0.00               (0.99)            (1.71)           0.00
                                        ------              ------            ------          ------
Total Distributions .............        (0.05)              (0.99)            (1.71)           0.00
                                        ------              ------            ------          ------
Net Asset Value, End of Period ..       $13.25              $16.78            $18.18          $20.07
                                        ======              ======            ======          ======
Total Return (%)(c) .............          6.4                34.4              19.0            10.4

Ratio of Operating Expenses to
  Average Net Assets (%) (d) ....         1.94 (b)            1.82              1.68            1.68 (b)
Ratio of Net Investment Income
  (loss) to Average Net
  Assets (%) ....................         1.06 (b)           (0.33)            (0.36)          (0.19)(b)
Portfolio Turnover Rate (%) .....          100                 142               127             203 (b)
Average Commission Rate (e) .....           --                --             $0.0595         $0.0448
Net Assets, End of Period (000) .      $91,218            $223,596          $348,573        $387,314

(a)        Commencement of operations.
(b)        Computed on an annualized basis.
(c)        A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d)        The ratio of operating expenses to average net assets without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 1.98% for the period ended December 31, 1994.
(e)        For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose it's average commission rate per share for trades on which commissions are charged. The rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(f)        Per share net investment loss has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------
(unaudited)

                                                                   CLASS B
                                   ----------------------------------------------------------------------
                                     JULY 7, 1994(a)          YEAR              YEAR          SIX MONTHS
                                         THROUGH             ENDED             ENDED            ENDED
                                      DECEMBER 31,        DECEMBER 31,      DECEMBER 31,       JUNE 30,
                                          1994                1995              1996             1997
                                   -------------------  ----------------  ----------------  --------------
Net Asset Value, Beginning of
  Period ........................       $12.50              $13.23            $16.63           $17.86
                                        ------              ------            ------           ------
Income From Investment Operations
Net Investment Income (loss) ....         0.02                0.00             (0.20)(f)        (0.12)
Net Realized and Unrealized Gain
  (Loss) on Investments .........         0.73                4.39              3.14             1.91
                                        ------              ------            ------           ------
Total From Investment Operations          0.75                4.39              2.94             1.79
                                        ------              ------            ------           ------
Less Distributions
Dividends From Net Investment
  Income ..........................      (0.02)               0.00              0.00             0.00
Distributions From Net Realized
  Capital Gains ...................       0.00               (0.99)            (1.71)            0.00
                                        ------              ------            ------           ------
Total Distributions .............        (0.02)              (0.99)            (1.71)            0.00
                                        ------              ------            ------           ------
Net Asset Value, End of Period ..       $13.23              $16.63            $17.86           $19.65
                                        ======              ======            ======           ======
Total Return (%)(c) .............          6.0                33.4              18.1             10.0

Ratio of Operating Expenses to
  Average Net Assets (%)(d) .....         2.69 (b)            2.57              2.43             2.43 (b)
Ratio of Net Investment Income
  (loss) to Average Net
  Assets (%) ....................         0.31 (b)           (1.08)            (1.11)           (0.94)(b)
Portfolio Turnover Rate (%) .....          100                 142               127              203 (b)
Average Commission Rate (e) .....           --                --             $0.0595          $0.0448
Net Assets, End of Period (000) .      $72,889            $220,017          $366,314         $424,923

(a)        Commencement of operations.
(b)        Computed on an annualized basis.
(c)        A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d)        The ratio of operating expenses to average net assets without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 2.75% for the period ended December 31, 1994.
(e)        For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose it's average commission rate per share for trades on which commissions are charged. The rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(f)        Per share net investment loss has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------
(unaudited)

                                                                   CLASS C
                                   ----------------------------------------------------------------------
                                     JULY 7, 1994(a)          YEAR              YEAR          SIX MONTHS
                                         THROUGH             ENDED             ENDED            ENDED
                                      DECEMBER 31,        DECEMBER 31,      DECEMBER 31,       JUNE 30,
                                          1994                1995              1996             1997
                                   -------------------  ----------------  ----------------  --------------
Net Asset Value, Beginning of
  Period ........................        $12.50            $13.24              $16.65          $17.87
                                         ------            ------              ------          ------
Income From Investment Operations
Net Investment Income (loss) ....          0.02              0.00               (0.20)(f)       (0.12)
Net Realized and Unrealized Gain
  (Loss) on Investments .........          0.74              4.40                3.13            1.91
                                         ------            ------              ------          ------
Total From Investment Operations           0.76              4.40                2.93            1.79
                                         ------            ------              ------          ------
Less Distributions
Dividends From Net Investment
  Income ........................         (0.02)             0.00                0.00            0.00
Distributions From Net Realized
  Capital Gains .................          0.00             (0.99)              (1.71)           0.00
                                         ------            ------              ------          ------
Total Distributions .............         (0.02)            (0.99)              (1.71)           0.00
                                         ------            ------              ------          ------
Net Asset Value, End of Period ..        $13.24            $16.65              $17.87          $19.66
                                         ======            ======              ======          ======
Total Return (%)(c) .............           6.0              33.4                18.0            10.0
Ratio of Operating Expenses to
  Average Net Assets (%)(d) .....          2.69(b)           2.57                2.43            2.43 (b)
Ratio of Net Investment Income
  (Loss) to Average Net
    Assets (%) ..................          0.31(b)          (1.08)              (1.11)          (0.94)(b)
Portfolio Turnover Rate (%) .....           100               142                 127             203 (b)
Average Commission Rate (e) .....            --                --             $0.0595         $0.0448
Net Assets, End of Period (000) .       $20,096           $45,672             $80,312         $85,982

(a)        Commencement of operations.
(b)        Computed on an annualized basis.
(c)        Periods less than one year are not computed on an annualized basis.
(d)        The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 2.75% for the period ended December 31, 1994.
(e)        For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose it's average commission rate per share for trades on which commissions are charged. The rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(f)        Per share net investment loss has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------
(unaudited)

                                                                   CLASS Y
                                    ---------------------------------------------------------------------
                                      NOVEMBER 15(a)          YEAR              YEAR          SIX MONTHS
                                         THROUGH             ENDED             ENDED            ENDED
                                       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,       JUNE 30,
                                           1994               1995              1996             1997
                                    ------------------  ----------------  ----------------  --------------
Net Asset Value, Beginning of
  Period ...........................     $13.59            $13.24             $16.83           $18.33
                                         ------            ------             ------           ------
Income From Investment Operations
Net Investment Income (loss) .....         0.06              0.00              (0.02) (f)        0.03
Net Realized and Unrealized Gain
  (Loss) on Investments ..........        (0.35)             4.58               3.23             1.91
                                         ------            ------             ------           ------
Total From Investment Operations .        (0.29)             4.58               3.21             1.94
                                         ------            ------             ------           ------
Less Distributions
Dividends From Net Investment
  Income .........................        (0.06)             0.00               0.00             0.00
Distributions From Net Realized
  Capital Gains ..................         0.00             (0.99)             (1.71)            0.00
                                         ------            ------             ------           ------
Total Distributions ..............        (0.06)            (0.99)             (1.71)            0.00
                                         ------            ------             ------           ------
Net Asset Value, End of Period ...       $13.24            $16.83             $18.33           $20.27
                                         ======            ======             ======           ======
Total Return (%)(c) ..............         (2.1)             34.8               19.6             10.6
Ratio of Operating Expenses to
  Average Net Assets (%)(d) ......         1.79 (b)          1.57               1.43             1.43 (b)
Ratio of Net Investment Income
  (loss)  to Average Net
  Assets (%) .....................         2.26 (b)         (0.08)             (0.11)            0.81 (b)
Portfolio Turnover Rate (%) ......          100               142                127              203 (b)
Average Commission Rate (e) ......           --                --            $0.0595          $0.0448
Net Assets, End of Period (000) ..         $196            $5,569            $18,649          $31,024

(a)        Commencement of operations.
(b)        Computed on an annualized basis.
(c)        Periods less than one year are not computed on an annualized basis.
(d)        The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 1.90% for the period ended December 31, 1994.
(e)        For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose it's average commission rate per share for trades on which commissions are charged. The rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(f)        Per share net investment loss has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1997
(unaudited)

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund"). The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class A, Class B and Class C shares on July 7, 1994. Class Y shares commenced operations November 15, 1994. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end or contingent deferred sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME.   Security
transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are
maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in fiscal 1994 in connection with the Fund's organization and registration, amounting to approximately $165,000 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the six months ended June 30, 1997 were $637,037,109 and $659,085,552, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its adviser, New England Funds Management, L.P. (the "Adviser"), at the annual rate of 1.05% on the first $1 billion of the Fund's average daily net assets and 1.00% of such assets in excess of $1 billion. The Adviser pays the Fund's four investment Subadvisers, Berger Associates, Inc., Founders Asset Management, Inc., Janus Capital Corporation and Loomis, Sayles & Company, L.P. (the "Subadvisers") as follows: Berger Associates, Inc., Founders Asset Management, Inc., and Loomis, Sayles & Company, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that the Subadviser manages, 0.50% of the next $200 million and .475% of such assets in excess of $250 million. NEFM pays Janus Capital Corporation at the annual rate of 0.55% of the first $50 million of average daily net assets, and 0.50% of such assets in excess of $50 million. Certain officers and directors of the Adviser are also officers or trustees of the Fund. The Adviser and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company.

Fees retained by the Adviser and paid to each Subadviser under the management agreement in effect during the six months ended June 30, 1997 are as follows:

       FEES EARNED
       -----------
        $2,284,178               New England Funds Management, L.P.
           508,793               Berger Associates, Inc.
           575,392               Founders Asset Management, Inc.
           516,297               Janus Capital Corporation
           570,715               Loomis, Sayles & Company, L.P.
        ----------
        $4,455,375
        ==========
(See footnote 5.)

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of New England Investment Companies, L.P. and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the six months ended June 30, 1997, these expenses amounted to $67,281 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund paid New England Funds $738,149 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended June 30, 1997, the Fund paid New England Funds $446,108 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997 the Fund paid New England Funds $480,591 and $102,547 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1997, the Fund paid New England Funds $1,441,773 and $307,644 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1997 amounted to $1,676,638.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, New England Investment Companies, the Adviser or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

        Annual Retainer                                   $2,045
        Meeting Fee                                       $114/meeting
        Committee Meeting Fee                             $68/meeting
        Committee Chairman Retainer                       $342/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At June 30, 1997 there was an unlimited number of shares of beneficial interest authorized, dividend into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                YEAR ENDED                        SIX MONTHS ENDED
                                            DECEMBER 31, 1996                      JUNE 30, 1997
                                         ----------------------------          ----------------------------
CLASS A                                   SHARES            AMOUNT              SHARES            AMOUNT
-------                                  ---------       ------------          ---------       ------------
Shares sold ......................       7,691,218       $139,876,241          6,679,491       $125,714,847
Shares issued in connection with the
  reinvestment of:

Distributions from net realized
  gain ...........................       1,578,726         27,875,496                  0                  0
                                         ---------       ------------          ---------       ------------
                                         9,269,944        167,751,737          6,679,491        125,714,847
Shares repurchased ...............      (3,418,502)       (61,553,540)        (6,558,045)      (122,115,239)
                                         ---------       ------------          ---------       ------------
Net increase .....................       5,851,442        106,198,197            121,446          3,599,608
                                         ---------       ------------          ---------       ------------

                                                YEAR ENDED                        SIX MONTHS ENDED
                                            DECEMBER 31, 1996                      JUNE 30, 1997
                                         ----------------------------          ----------------------------
CLASS B                                   SHARES            AMOUNT              SHARES           AMOUNT
-------                                  ---------       ------------          ---------       ------------
Shares sold ......................       7,630,405       $135,846,816          2,810,415       $ 49,952,593
Shares issued in connection with the
  reinvestment of:
Distributions from net realized
  gain ...........................       1,660,548         28,858,732                  0                  0
                                         ---------       ------------          ---------       ------------
                                         9,290,953        164,705,548          2,810,415         49,952,593
Shares repurchased ...............      (2,008,111)       (35,730,310)        (1,693,700)       (30,781,050)
                                         ---------       ------------          ---------       ------------
Net increase .....................       7,282,842        128,975,238          1,116,715         19,171,543
                                         ---------       ------------          ---------       ------------

                                                YEAR ENDED                        SIX MONTHS ENDED
                                            DECEMBER 31, 1996                      JUNE 30, 1997
                                         ----------------------------          ----------------------------
CLASS C                                   SHARES            AMOUNT              SHARES            AMOUNT
------                                   ---------       ------------          ---------       ------------
Shares sold ......................       2,328,617       $ 41,733,783            980,047       $ 17,558,559
Shares issued in connection with the
  reinvestment of:
Distributions from net realized
  gain ...........................         356,206          6,194,589                  0                  0
                                         ---------       ------------          ---------       ------------
                                         2,684,823         47,928,372            980,047         17,558,559
Shares repurchased ...............        (934,175)       (16,650,873)        (1,100,907)       (20,029,298)
                                         ---------       ------------          ---------       ------------
Net increase (decrease) ..........       1,750,648         31,277,499           (120,860)        (2,470,739)
                                         ---------       ------------          ---------       ------------

                                                YEAR ENDED                        SIX MONTHS ENDED
                                            DECEMBER 31, 1996                      JUNE 30, 1997
                                       -----------------------------         ------------------------------
CLASS Y                                  SHARES            AMOUNT             SHARES             AMOUNT
-------                                 ---------       ------------         ---------        -------------
Shares sold ......................         671,715       $ 12,225,769            754,865       $ 14,132,222
Shares issued in connection with the
  reinvestment of:
Distributions from net realized
  gain ...........................          68,787          1,223,704                  0                  0
                                         ---------       ------------          ---------       ------------
                                           740,502         13,449,473            754,865         14,132,222
Shares repurchased ...............         (53,979)          (973,059)          (241,858)        (4,458,748)
                                         ---------       ------------          ---------       ------------
Net increase .....................         686,523         12,476,414            513,007          9,673,474
                                         ---------       ------------          ---------       ------------
Increase derived from capital
  shares transactions ............      15,571,455       $278,927,348          1,630,308       $ 29,973,886
                                        ==========       ============          =========       ============

5. SUBSEQUENT EVENT. On July 25, 1997, the Board of Trustees of New England Funds Trust I (the "Trust") approved a Sub-Advisory Agreement (the "Agreement") relating to one segment of the portfolio of New England Star Advisers Fund (the "Fund") between New England Funds Management, L.P. ("NEFM"), the Fund's adviser, and Harris Associates L.P. ("Harris Associates"). The Agreement is effective July 25, 1997 and continues in effect for a period of 120 days or until shareholders of the Fund approve a new Sub-Advisory Agreement between NEFM and Harris Associates, whichever occurs first. A special shareholder meeting will be held in mid-October for shareholder approval of a second new Sub-Advisory Agreement between NEFM and Harris Asociates, and a notice of such meeting and proxy statement will be sent to shareholders in late August. Accordingly, Harris Associates succeeds Berger Associates, Inc. ("Berger") as subadviser to this segment of the Fund, and is responsible for day-to-day management of the segment's investment operations under the oversight of NEFM.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market. With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500(R) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                             -- Money Market Series
                            -- U.S. Government Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

   This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS                                U.S. POSTAGE
        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------

                  SA58-0697

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